UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 31, 2003 (October 30, 2003)

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

2711 North Haskell Avenue
Suite 2300, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(214) 370-2000

Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

Item 12. Results of Operations and Financial Condition.

     On October 30, 2003, Zix Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

Date: October 31, 2003	By:	/s/ Steve M. York Steve M. York Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 30, 2003 titled “Zix Corporation Announces Third Quarter 2003 Financial Results.” (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).